UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 3, 2019

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)--

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                            ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Item 7.01	Regulation FD Disclosure

On July 3, 2019, Reliant Bancorp, Inc. announced that it will issue its results of operations for the second quarter 2019, after the market closes on July 23, 2019 and hold a conference call to discuss the results of operations on July 24, 2019 at 9:00 a.m. CDT. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished according to this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release issued by Reliant Bancorp, Inc., dated July 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: July 3, 2019
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman, President, and CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Press Release issued by Reliant Bancorp, Inc., dated July 3, 2019.